Putnam Focused Large Cap Growth ETF
The fund's portfolio
11/30/21 (Unaudited)

COMMON STOCKS (99.3%)(a)
	Shares	Value
Aerospace and defense (0.3%)
TransDigm Group, Inc.(NON)	44	$25,434

		25,434
Automobiles (3.2%)
Tesla, Inc.(NON)	280	320,533

		320,533
Building products (1.8%)
Johnson Controls International PLC	2,387	178,452

		178,452
Chemicals (1.9%)
Sherwin-Williams Co. (The)	580	192,119

		192,119
Entertainment (2.5%)
Live Nation Entertainment, Inc.(NON)	1,360	145,044
Walt Disney Co. (The)(NON)	766	110,993

		256,037
Equity real estate investment trusts (REITs) (1.6%)
American Tower Corp.	625	164,050

		164,050
Health-care equipment and supplies (2.7%)
DexCom, Inc.(NON)	241	135,584
IDEXX Laboratories, Inc.(NON)	230	139,856

		275,440
Health-care providers and services (3.1%)
HCA Healthcare, Inc.	738	166,485
UnitedHealth Group, Inc.	336	149,258

		315,743
Hotels, restaurants, and leisure (4.4%)
Airbnb, Inc. Class A(NON)	790	136,307
Chipotle Mexican Grill, Inc.(NON)	107	175,845
DraftKings, Inc. Class A(NON)	3,747	129,459

		441,611
Interactive media and services (9.5%)
Alphabet, Inc. Class A(NON)	234	664,080
Meta Platforms, Inc. Class A(NON)	916	297,205

		961,285
Internet and direct marketing retail (7.4%)
Amazon.com, Inc.(NON)	212	743,499

		743,499
IT Services (7.1%)
Accenture PLC Class A	223	79,700
Mastercard, Inc. Class A	902	284,058
PayPal Holdings, Inc.(NON)	1,123	207,631
Visa, Inc. Class A	769	149,009

		720,398
Life sciences tools and services (3.8%)
Danaher Corp.	767	246,698
IQVIA Holdings, Inc.(NON)	531	137,598

		384,296
Machinery (1.0%)
Deere & Co.	304	105,044

		105,044
Personal products (1.4%)
Estee Lauder Cos., Inc. (The) Class A	421	139,801

		139,801
Pharmaceuticals (0.8%)
Eli Lilly and Co.	318	78,877

		78,877
Professional services (1.1%)
CoStar Group, Inc.(NON)	1,365	106,142

		106,142
Road and rail (2.7%)
Uber Technologies, Inc.(NON)	3,719	141,322
Union Pacific Corp.	554	130,545

		271,867
Semiconductors and semiconductor equipment (5.6%)
NVIDIA Corp.	1,744	569,869

		569,869
Software (23.8%)
Adobe, Inc.(NON)	610	408,609
Cadence Design Systems, Inc.(NON)	1,072	190,237
DocuSign, Inc.(NON)	605	149,048
Intuit, Inc.	304	198,299
Microsoft Corp.	3,267	1,080,038
Salesforce.com, Inc.(NON)	779	221,984
ServiceNow, Inc.(NON)	239	154,800

		2,403,015
Specialty retail (2.4%)
Home Depot, Inc. (The)	141	56,486
TJX Cos., Inc. (The)	2,703	187,588

		244,074
Technology hardware, storage, and peripherals (8.5%)
Apple, Inc.	5,177	855,758

		855,758
Textiles, apparel, and luxury goods (2.7%)
Nike, Inc. Class B	1,605	271,632

		271,632

Total common stocks (cost $9,157,369)		$10,024,976

SHORT-TERM INVESTMENTS (0.7%)(a)
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Investor Class 0.01%	73,988	$73,988

Total short-term investments (cost $73,988)		$73,988
TOTAL INVESTMENTS

Total investments (cost $9,231,357)		$10,098,964

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2021 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to "ETF" represent Exchange Traded Fund, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $10,097,979.
(NON)	This security is non-income-producing.
For investments in State Street Institutional U.S. Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,217,322	$—	$—
Consumer discretionary	2,021,349	—	—
Consumer staples	139,801	—	—
Health care	1,054,356	—	—
Industrials	686,939	—	—
Information technology	4,549,040	—	—
Materials	192,119	—	—
Real estate	164,050	—	—

Total common stocks	10,024,976	—	—
Short-term investments	73,988	—	—

Totals by level	$10,098,964	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com